EXHIBIT 10.11

                         SECOND AMENDMENT AND WAIVER TO
              AMENDED, RESTATED, AND CONSOLIDATED CREDIT AGREEMENT

                  This SECOND AMENDMENT AND WAIVER TO AMENDED, RESTATED, AND CONSOLIDATED CREDIT AGREEMENT entered into as of this 24th day of February, 2004 (this "Second Amendment"), is hereby entered into among Davel Financing Company, L.L.C., a Delaware limited liability company ("Davel"), PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), Cherokee Communications, Inc., an Ohio corporation ("Cherokee", and together with Davel and PhoneTel, "Borrowers"), each of the guarantors under the Amended, Restated, and Consolidated Credit Agreement that is a signatory hereto (the "Guarantors", and together with Borrowers, the "Credit Parties"), each of the lenders under the Amended, Restated, and Consolidated Credit Agreement that is a signatory hereto (the "Lenders"), and Wells Fargo Foothill, Inc., formerly known as Foothill Capital Corporation, a California corporation, as agent for the Lenders ("Agent").

                                    RECITALS

                  WHEREAS, the Credit Parties, the Lenders, and Agent have entered into that certain Amended, Restated, and Consolidated Credit Agreement (as amended and otherwise modified from time to time, the "Credit Agreement") dated as of July 24, 2002;

                  WHEREAS, as of the date hereof, the outstanding principal balance of Term Loan A is $57,419,376.91, and the outstanding principal balance of Term Loan B is $57,009,423.65;

                  WHEREAS, certain Events of Default have occurred under the Credit Agreement as set forth on Schedule 1 attached hereto (the "Existing Defaults");

                  WHEREAS, the Credit Parties have requested, and the Lenders have agreed, that Lenders waive the Existing Defaults, but only to the extent set forth pursuant to the terms and conditions set forth herein; and

                  WHEREAS, the Credit Parties have requested, and the Lenders have agreed, that certain terms of the Credit Agreement be amended.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein the Credit Parties, the Lenders and Agent hereby agree as follows:

         SECTION 1. RELATION TO THE CREDIT AGREEMENT; DEFINITIONS.

                  1.1 RELATION TO CREDIT AGREEMENT. This Second Amendment constitutes an integral part of the Credit Agreement and shall be deemed to be a Loan Document for all purposes. Upon the effectiveness of this Second Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

EXHIBIT 10.11

                  1.2 CAPITALIZED TERMS. For all purposes of this Second Amendment, capitalized terms used herein without definition shall have the meanings specified in the Credit Agreement.

         SECTION 2. AMENDMENT TO CREDIT AGREEMENT.

                  2.1 AMENDMENT TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term "Regulatory Receipts Account".

         2.2 AMENDMENT TO SECTION 2.03(e).

                           (a)      Section 2.03(e) of the Credit Agreement is
hereby amended by deleting it in its entirety and substituting the following therefor:

                           (e) Scheduled Repayment of Term Loan A. The Borrowers shall make monthly payments in respect of principal and interest on Term Loan A to the Lenders in accordance with the schedule set forth below. All such payments shall be applied first to interest and fees owing, with the balance to principal. On the Maturity Date, the unpaid balance of Term Loan A and all accrued and unpaid interest shall be due and payable in full.

Payment Date                               Payment Amount
------------                               --------------
July 1, 2003                               $ 1,041,666.67
August 1, 2003                             $ 1,041,666.67
September 1, 2003                          $ 1,041,666.67
October 1, 2003                            $ 1,041,666.67
November 1, 2003                           $ 1,041,666.67
December 1, 2003                           $   100,000.00
January 1, 2004                            $   100,000.00
February 1, 2004                           $   100,000.00
March 1, 2004                              $   100,000.00
April 1, 2004                              $   100,000.00
May 1, 2004                                $   100,000.00
June 1, 2004                               $   100,000.00
July 1, 2004                               $   100,000.00
August 1, 2004                             $   100,000.00
September 1, 2004                          $   100,000.00
October 1, 2004                            $   100,000.00
November 1, 2004                           $   100,000.00
December 1, 2004                           $   100,000.00
January 1, 2005                            $   100,000.00
February 1, 2005                           $   100,000.00
March 1, 2005                              $   100,000.00
April 1, 2005                              $   100,000.00

EXHIBIT 10.11

Payment Date                               Payment Amount
------------                               --------------
May 1, 2005                                $   100,000.00
June 1, 2005                               $   100,000.00
July 1, 2005                               $   100,000.00
August 1, 2005                             $   100,000.00
September 1, 2005                          $   100,000.00
October 1, 2005                            $   100,000.00
November 1, 2005                           $   100,000.00
December 1, 2005                           $   100,000.00

                  2.3      AMENDMENT TO SECTION 2.04(b)(i).

                           (a)      Section 2.04(b)(i) of the Credit Agreement
is hereby amended by deleting it in its entirety and substituting the following therefor:

                           (i) Regulatory Receipts. Immediately upon receipt by a Credit Party or any of its Subsidiaries of any Regulatory Receipts, the Borrowers promptly shall remit 100% of such Regulatory Receipts to Agent and Agent shall apply the amounts received as a prepayment of the Loans; provided that so long as no Default or Event of Default has occurred and is continuing, the Credit Parties shall be entitled to deduct amounts paid to AT&T in respect of the "Dial-Around True-Up" from the total amount of Regulatory Receipts received prior to remitting same to Agent.

                  2.4      AMENDMENT TO SECTION 6.01(b)(ii).

                           (a)      Section 6.01(b)(ii) of the Credit Agreement
is hereby amended by deleting it in its entirety and substituting the following therefor:

                           (ii) Minimum EBITDA. The Credit Parties shall not permit EBITDA for any fiscal period set forth below, taken as one accounting period, to be less than the amount set forth opposite such period below:

Period                          EBITDA
------                        ----------
4/1/02-3/31/03                 2,500,000
7/1/02-6/30/03                 2,100,000
10/1/02-9/30/03                5,700,000
1/1/03-12/31/03                8,300,000
1/1/04-3/31/04                   150,000
1/1/04-6/30/04                 2,500,000
1/1/04-9/30/04                 5,700,000
1/1/04-12/31/04               13,000,000

EXHIBIT 10.11

                  2.5      AMENDMENT TO SECTION 6.01(b)(iii).

                           (a)      Section 6.01(b)(iii) of the Credit Agreement
is hereby amended by deleting it in its entirety and substituting the following therefor:

                           (iii) Minimum Adjusted EBITDA. The Credit Parties shall not permit Adjusted EBITDA for any fiscal period set forth below, taken as one accounting period, to be less than the amount set forth opposite such period below:

    Period                       EBITDA
---------------               -----------
4/1/02-3/31/03                   700,000
7/1/02-6/30/03                 1,500,000
10/1/02-9/30/03                5,100,000
1/1/03-12/31/03                7,600,000
1/1/04-3/31/04                <1,250,000>
1/1/04-6/30/04                  <300,000>
1/1/04-9/30/04                 1,200,000
1/1/04-12/31/04                1,500,000

                  The Credit Parties, Lenders, and Agent agree that the financial covenants in Sections 6.01(b)(ii) and (iii) for time periods ending during 2005 will be negotiated by the parties in good faith prior to January 31, 2005, based on the Credit Parties' annual business plan and budget delivered to Lenders pursuant to Section 6.01(a)(iv) and will be incorporated into this Agreement by amendment; it being understood and agreed that in no event will the financial covenant levels for such time periods be less restrictive for the Credit Parties than those in effect for time periods ending on December 31, 2004. If the Credit Parties, Lenders, and Agent are unable to agree on the financial covenant levels for time periods ending during 2005 after negotiating in good faith, the applicable covenant levels shall be those in effect for the time periods ending on December 31, 2004.

         SECTION 3. WAIVER.

                  3.1 WAIVER OF EXISTING DEFAULTS. Subject to the satisfaction of (i) all of the conditions precedent contained in Section 5 of this Second Amendment, and (ii) Section 3.2 below, Lenders hereby waive the Existing Defaults.

                  3.2      EFFECTIVENESS OF WAIVER. The waiver provided in
Section 3.1 above shall terminate automatically without further action by Agent or any Lender in the event that the nature or extent of the Existing Defaults should prove to be in excess of the nature or extent as disclosed to Lenders prior to the date hereof.

EXHIBIT 10.11

         SECTION 4. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS.

                  4.1      REPRESENTATIONS.

                           Each of the Credit Parties hereby represents and
warrants to Agent and Lenders that:

                           (a)      Such Credit Party is a limited liability
company or corporation, as applicable, duly organized and existing and in good standing under the laws of its jurisdiction of formation and is duly qualified to do business and in good standing in every jurisdiction in which the nature of the business done or the property owned by it would make such qualification necessary; provided that Teleleasing Enterprises, Inc. is not in good standing in the State of Illinois as of the date hereof due to the rejection of the most recent annual report filed with the State of Illinois;

                           (b)      Such Credit Party has all requisite power
and authority to own and operate its properties, and to conduct its business as currently conducted and as currently proposed to be conducted. Such Credit Party has all requisite power and authority necessary to enter into this Second Amendment and to perform its respective obligations under this Second Amendment;

                           (c)      Such Credit Party has taken all limited
liability company or corporate, as applicable, action necessary to be taken by it to authorize the execution and delivery of this Second Amendment. This Second Amendment has been duly executed and delivered by such Credit Party and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms;

                           (d)      After giving effect to the amendments and
waivers herein, no event has occurred and no condition exists which constitutes a Default or an Event of Default under the Credit Agreement or the other Loan Documents; and

                           (e)      The Credit Agreement and all other Loan
Documents and all representations, warranties, terms and conditions therein remain in full force and effect, and such Credit Party hereby confirms and ratifies each of the provisions of the Credit Agreement and the other Loan Documents applicable to it.

         SECTION 5. CONDITIONS TO EFFECTIVENESS.

                  5.1 CONDITIONS TO EFFECTIVENESS. The amendments contained in Section 2 above shall become effective as of the date hereof when, and only when duly executed counterparts of this Second Amendment have been executed and delivered by the Lenders, Agent and each Credit Party.

         SECTION 6. MISCELLANEOUS.

                  6.1 CROSS-REFERENCES. References in this Second Amendment to any Section (or "Section.") are, unless otherwise specified, to such Section (or "Section") of this Second Amendment.

EXHIBIT 10.11

                  6.2 SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  6.3 COUNTERPARTS. This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Second Amendment by facsimile transmission shall be as effective as delivery of an originally executed counterpart hereof.

                  6.4 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES.

                  6.5      OUTSTANDING INDEBTEDNESS.

                           (a)      Each of the Credit Parties hereby
acknowledges and agrees that as of the date hereof, the aggregate outstanding principal amount due under the Credit Agreement is $114,428,800.56 and that such principal amount is payable pursuant to the Credit Agreement as amended hereby without defense, offset, withholding, counterclaim or deduction of any kind.

                           (b)      Each of the Credit Parties, each of their
respective successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under such Credit Party, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees, does hereby forever remise, release and discharge each of the Lenders and Agent, and each of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom such Lender or Agent would be liable if such persons or entities were found to be liable to the Credit Parties, or any of them (collectively hereinafter the "Lender Parties"), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature relating to, arising out of or in connection with the Credit Agreement or any other Loan Document, including but not limited to, acts, omissions to act, actions, negotiations, discussions and events resulting in the finalization and execution of this Second Amendment, as, among and between the Credit Parties and the Lender Parties, such claims whether now accrued and whether now known or hereafter discovered, from the beginning of time through the date hereof.

                  Each Credit Party hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under Section 1542 of the California Civil Code, or any other similar provision of any other jurisdiction, as against the Lender Parties. Section 1542 of the Civil Code of California provides:

EXHIBIT 10.11

                           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                  Each Credit Party hereby acknowledges that the foregoing waiver of the Section 1542 of the California Civil Code was separately bargained for. Each Credit Party knowingly, voluntarily, intentionally and expressly waives any and all rights and benefits conferred by Section 1542, or by any law of any state or territory of the United States or any foreign country or principle of common law that is similar or analogous to Section 1542 and agrees and acknowledges that this waiver is an essential term of this Second Amendment, without which the consideration would not have been given by the Lenders to the Credit Parties.

                  6.6 RATIFICATION. Except as expressly amended or waived herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of any Credit Party which would require the consent of the Lenders under the Credit Agreement.

                  [Remainder of page intentionally left blank.]

EXHIBIT 10.11

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the date first above written.

BORROWERS:                          DAVEL FINANCING COMPANY, L.L.C.,
                                    a Delaware limited liability company

                                    By: DAVEL COMMUNICATIONS, INC.,
                                        its sole managing member

                                        By: /s/ DONALD PALIWODA
                                            -------------------------------
                                            Name:  Donald Paliwoda
                                            Title: Chief Financial Officer

                                        PHONETEL TECHNOLOGIES, INC.,
                                        an Ohio corporation

                                        By: /s/ DONALD PALIWODA
                                            -------------------------------
                                            Name:  Donald Paliwoda
                                            Title: Chief Financial Officer

                                        CHEROKEE COMMUNICATIONS, INC.,
                                        a Texas corporation

                                        By: /s/ DONALD PALIWODA
                                            -------------------------------
                                            Name:  Donald Paliwoda
                                            Title: Chief Financial Officer

PARENT GUARANTOR:                       DAVEL COMMUNICATIONS, INC.,
                                        a Delaware corporation

                                        By: /s/ DONALD PALIWODA
                                            -------------------------------
                                            Name:  Donald Paliwoda
                                            Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:                  DAVEL COMMUNICATIONS GROUP, INC.,
                                        an Illinois corporation

                                        ADTEC COMMUNICATIONS, INC.,
                                        a Florida corporation

EXHIBIT 10.11

                                    CENTRAL PAYPHONE SERVICES, INC.,
                                    a Georgia corporation

                                    COMMUNICATIONS CENTRAL, INC.,
                                    a Georgia corporation

                                    COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation

                                    DAVEL MEDIA, INC.,
                                    a Delaware corporation

                                    DAVEL MEXICO, LTD.,
                                    an Illinois corporation

                                    DAVELTEL, INC.,
                                    an Illinois corporation

                                    INTERSTATE COMMUNICATIONS, INC.,
                                    a Georgia corporation

                                    INVISION TELECOM, INC.,
                                    a Georgia corporation

EXHIBIT 10.11

                                    PEOPLES ACQUISITION CORPORATION,
                                    a Pennsylvania corporation

                                    PEOPLES COLLECTORS, INC.,
                                    a Delaware corporation

                                    PEOPLES TELEPHONE COMPANY, INC.,
                                    a New York corporation

                                    PEOPLES TELEPHONE COMPANY, INC.,
                                    a New Hampshire corporation

                                    PTC CELLULAR, INC.,
                                    a Delaware corporation

EXHIBIT 10.11

                                    PTC SECURITY SYSTEMS, INC.,
                                    a Florida corporation

                                    SILVERADO COMMUNICATIONS CORP.,
                                    a Colorado corporation

                                    TELALEASING ENTERPRISES, INC.,
                                    an Illinois corporation

                                    T.R.C.A., INC.,
                                    an Illinois corporation

                                    By: /s/ DONALD PALIWODA
                                        ----------------------------------
                                        Name:  Donald Paliwoda
                                        Title: Chief Financial Officer

EXHIBIT 10.11

AGENT:                              WELLS FARGO FOOTHILL, INC.,
                                    as Agent and as a Lender

                                    By: /s/ AMY LAM
                                    ----------------------------------
                                        Name:  Amy Lam
                                        Title: Vice President

LENDERS:                            FOOTHILL PARTNERS III, L.P. as a Lender

                                    By: /s/ DENNIS R. ASCHER
                                    ----------------------------------
                                        Name:  Dennis Ascher
                                        Title: Managing General Partner

                                    ABLECO FINANCE LLC,
                                    as a Lender and agent for its affiliate
                                    assigns

                                    By: /s/ KEVIN GENDA
                                    ----------------------------------
                                        Name:  Kevin Genda
                                        Title: Senior Vice President &
                                               Chief Credit Officer

                                    CERBERUS PARTNERS, L.P., as a Lender

                                    By: Cerberus Associates, LLC, as General
                                        Partner

                                        By: /s/ KEVIN GENDA
                                            --------------------------------
                                            Name:  Kevin Genda
                                            Title: Managing Director

EXHIBIT 10.11

                                    ARK CLO 2000-1, LIMITED, as a Lender

                                    By: Patriarch Partners, LLC
                                        its Collateral Manager

                                        By: /s/ LYNN TILTON
                                            --------------------------------
                                            Name:  Lynn Tilton
                                            Title: Manager

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender

                                    By: /s/ MICHAEL A. VALERIO JR.
                                        ----------------------------------
                                        Name:  Michael A. Valerio Jr.
                                        Title: Vice President

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as a Lender

                                    By: /s/ JAMES P. CECIL
                                        ----------------------------------
                                        Name:  James P. Cecil
                                        Title: Assistant Vice President

                                    BNP PARIBAS, as a Lender

                                    By: /s/ BROCK HARRIS    /s/ BARBARA EPPOLITO
                                        ----------------------------------------
                                        Name:  Brock Harris     Barbara Eppolito
                                        Title: Director         Vice President

                                    MORGAN STANLEY PRIME INCOME TRUST,
                                    as a Lender

                                    By: /s/ KEVIN EGAN
                                        ----------------------------------
                                        Name:  Kevin Egan
                                        Title: Vice President

EXHIBIT 10.11

                                    AVENUE SPECIAL SITUATIONS FUND II, LP,
                                    as a Lender

                                    By:   /s/ SONIA E. GARDNER
                                          ----------------------------------
                                          Name:  Sonia E. Gardner
                                          Title:
                                    By: Avenue Capital Partners II, LLC, General
                                          Partner

                                          By: GL Partners II, LLC, Managing
                                          Member of the General Partner

EXHIBIT 10.11

                                   SCHEDULE 1

                                Events of Default

    THE FOLLOWING EVENTS OF DEFAULT HAVE OCCURRED UNDER THE CREDIT AGREEMENT:

                  Under Section 2.03(e) of the Credit Agreement for failure to make the payment of $1,041,666.67 under Term Loan A due on July 1, 2003.

                  Under Section 2.03(e) of the Credit Agreement for failure to make the payment of $1,041,666.67 under Term Loan A due on August 1, 2003.

                  Under Section 2.03(e) of the Credit Agreement for failure to make the payment of $1,041,666.67 under Term Loan A due on September 1, 2003.

                  Under Section 2.03(e) of the Credit Agreement for failure to make the payment of $1,041,666.67 under Term Loan A due on October 1, 2003.

                  Under Section 2.03(e) of the Credit Agreement for failure to make the payment of $1,041,666.67 under Term Loan A due on November 1, 2003.

                  Under Section 6.01(b)(iii) of the Credit Agreement for failure to achieve minimum Adjusted EBITDA of at least $1,500,000 for the period 7/1/02-6/30/03.

                  Under Section 6.01(b)(iii) of the Credit Agreement for failure to achieve minimum Adjusted EBITDA of at least $5,100,000 for the period 10/1/02-9/30/03.

                  Under Section 6.01(b)(iii) of the Credit Agreement for failure to achieve minimum Adjusted EBITDA of at least $7,600,000 for the period 1/1/03-12/31/03.